UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011 (February 21, 2011)

China Education Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53857	98-0644301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Division Street, Apt. 201 New York, NY	10002
(Address of principal executive offices)	(Zip Code)

(646) 717-8963
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01                            Change in Registrant’s Certifying Accountant.

(1)           (i)           On February 21, 2011, China Education Acquisition Corp. (the “Company”) dismissed Friedman LLP (“Friedman”) as its independent certified public accountant.

(ii)          Since August 14, 2009 (inception) through November 30, 2010, and the interim period preceding the dismissal of Friedman, Friedman’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. Friedman’s report contained an explanatory paragraph describing going concern contingencies.

(iii)         The dismissal was authorized and approved by the Board of Directors of the Company.

(iv)         Since August 14, 2009 (inception) through November 30, 2010, and the interim period preceding the dismissal of Friedman, there were no disagreements with Friedman on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Friedman furnish it with a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01.  The Company has not yet received the letter and will file an amendment to this Form 8-K within two business days of receipt of the letter from Friedman.

(2)  On February 21, 2011, the Company engaged Paritz & Company, P.A. (“Paritz”) as its new independent certifying public accountant.  The engagement of Paritz was approved by the Company’s board of directors. During the two most recent fiscal years and the interim period preceding the engagement of Paritz, the Company has not consulted with Paritz regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Paritz or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Although the Company’s principal office is in the People’s Republic of China (“China”), the Company does not intend to hire another auditor to audit any operations in China because the Company has no assets and no operations. The Company qualifies as a “shell company” as defined by SEC Rule 12b-2 under the Securities Exchange Act of 1934, and its business purpose is to pursue a business combination. Since inception, the Company has completed minimal transactions solely related to the organization of the Company, obtaining initial financing, filing the Company’s Registration Statement on Form 10 and filing the Company’s periodic reports. We expect that our U.S. auditor will perform all required audit procedures within the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ACQUISITION CORP.

Date: February 25, 2011	By:	/s/ Xu Zong Bao
Xu Zong Bao President and Director